SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2019

                BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Summit Drive

Burlington, MA 01803

(Address of principal executive offices, including zip code)

      (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07 below.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 26, 2019 Bridgeline Digital, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Meeting”). Stockholders present at the Meeting, either in person or by proxy, represented 79.58% of the 16,403,891 shares eligible to vote at the meeting. The following is a summary of the matters voted on and the results of the voting at the meeting:

(1)

Proposal 1 - The results of the voting to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Charter”), to increase the total number of shares of common stock, par value $0.001 per share (“Common Stock”), authorized for issuance thereunder from 50,000,000 shares to 2,500,000,000 shares (the “Increase in Authorized”) were approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
11,496,182	1,547,173	10,210	-

Following the approval of the Increase in Authorized at the Meeting, on April 26, 2019, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware to amend the Company’s Charter to effect the Increase in Authorized. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

(2)

Proposal 2 - The results of the voting to approve an amendment to our Charter to effect a reverse stock split of both our issued and outstanding and authorized shares of Common Stock, at a ratio of one (1) share of Common Stock for every fifty (50) shares of Common Stock at any time prior to December 31, 2019 (the “Reverse Split”) were approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
11,642,827	1,400,723	9,915	-

(3)

Proposal 3 - The results of the voting to approve the issuance of shares of our Common Stock upon conversion of our Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred”), and Common Stock issuable upon exercise of our Series A Warrants, Series B Warrants and Series C Warrants (together, the “Warrants”), each issued in a private placement consummated on March 12, 2019 (“Private Placement”), in accordance with Nasdaq Marketplace Rule 5635(d) were approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
7,973,944	729,502	154,201	4,195,918

(4)

Proposal 4 - The results of the voting to approve the issuance of Series C Preferred and Warrants to a director of the Company, in accordance with Nasdaq Marketplace Rule 5635(c), were approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
7,371,632	735,477	750,538	4,195,918

(5)

Proposal 5 - The results of the voting to approve an adjournment of the Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve Proposals One, Two, Three and Four were approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
11,800,445	978,942	274,178	-

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Certificate of Incorporation, as amended, dated April 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

By:	/s/Carole Tyner
Carole Tyner Chief Financial Officer

Date: April 26, 2019